SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): September 13, 2002


                            McLEODUSA INCORPORATED
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              (Exact Name of Registrant as Specified in Charter)


           DELAWARE                   0-20763                   42-1407240
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
    of Incorporation)                                       Identification No.)

                          McLeodUSA Technology Park,
         6400 C Street SW, P.O. Box 3177, Cedar Rapids, IA 52406-3177
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              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (319) 790-7800
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         (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

         On September 13, 2002 the Board of Directors of McLeodUSA Incorporated ("McLeodUSA" or the "Company") approved an amendment to its Second Amended and Restated Bylaws to increase the number of directors from 15 to 16. A copy of the Second Amended and Restated Bylaws, as so amended, is attached hereto as Exhibit 3.1.

         On September 26, 2002, McLeodUSA issued a press release relating to the transfer of its Class A Common Stock and Series A Preferred Stock from the NASDAQ National Market to the NASDAQ SmallCap Market. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

         On September 30, 2002, McLeodUSA issued a press release relating to the appointment of Daniel M. Snyder, the Chairman and Owner of the National Football League's Washington Redskins, to its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

         On September 30, 2002, McLeodUSA Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of the Company, and McLeodUSA Telecommunications Systems, Inc., a wholly-owned subsidiary of Holdings ("Telecommunications"), completed the sale of all of the outstanding common stock of McLeodUSA Community Telephone, Inc., McLeodUSA Telecom Development, Inc. and Dakota Community Telephone, Inc., and certain related assets, to PrairieWave Communications, Inc. ("PrairieWave") pursuant to the Stock Purchase Agreement, dated as of May 15, 2002, among Telecommunications, Holdings and PrairieWave, as amended. In connection with the transaction, affiliates of the Company entered into a number of operational agreements with PrairieWave, including agreements related to interconnection, provision of various telecommunications and telecommunications-related services by both parties, use of fiber optic cables, and use of office space, as well as certain agreements relating to transition services and joint use of certain assets. The gross proceeds from the sale were $84.0 million in cash, subject to a post-closing working capital adjustment. On September 30, 2002, the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit
99.3 and is incorporated in its entirety herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

DESCRIPTION

   (c) Exhibits.

   3.1 Second Amended and Restated Bylaws of McLeodUSA Incorporated, as amended through September 13, 2002.
   99.1    Press Release issued by McLeodUSA Incorporated on September 26, 2002.
   99.2    Press Release issued by McLeodUSA Incorporated on September 30, 2002.
   99.3    Press Release issued by McLeodUSA Incorporated on September 30, 2002.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2002                       McLEODUSA INCORPORATED


                                            By: /s/ G. Kenneth Burckhardt
                                                ---------------------------
                                                G. Kenneth Burckhardt
                                                Executive Vice President and
                                                Chief Financial Officer
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                                 EXHIBIT INDEX

   3.1 Second Amended and Restated Bylaws of McLeodUSA Incorporated, as amended through September 13, 2002.
   99.1    Press Release issued by McLeodUSA Incorporated on September 26, 2002.
   99.2    Press Release issued by McLeodUSA Incorporated on September 30, 2002.
   99.3    Press Release issued by McLeodUSA Incorporated on September 30, 2002.